REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of this 4th day of January, 2001, (this "Agreement") is made by and between MyPersonalSalon.com Inc., a Delaware corporation (the "Company"), and CorpHQ Inc., a California corporation (the "Contractor").

WITNESSETH:

WHEREAS, upon the terms and subject to the conditions of the Marketing Agreement dated of even date herewith, between the Contractor and the Company (the "Marketing Agreement"), the Company has agreed to issue to the Contractor certain shares of Common Stock (the "Common Shares") upon the terms and subject to the conditions set forth in the Marketing Agreement; and

WHEREAS, to further compensate the Contractor for services delivered to the Company under the Marketing Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunderor any similar successor statute (collectively, the "Securities Act") and applicable state securities laws, with respect to the Common Shares to which the Contractor may be entitled thereunder;

NOW, THEREFORE, in consideration of the terms and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Contractor, intending to be legally bound, hereby agree as follows:

1.         Definitions.

(a)        As used in this Agreement, the following terms shall have the respective meanings given to them below:

(i)         "Closing Date" means the date the purchase price for all Common Shares being purchased by the Contractor is received by the Company or its designated attorney pursuant to the Marketing Agreement.

(ii)        "Contractor" means, individually or collectively, the initial purchaser(s) of the Common Shares, and any registered transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

(iii)       "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and/or pursuant to Rule 415 under the Securities Act or any successor rule provided for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

(iv)       "Registrable Securities" means the Common Shares to be registered hereunder,.

(v)        "Registration Statement" means a registration statement of the Company under the Securities Act, other than on Form SB-1 or SB-2 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisitions of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans.

(b)        As used in this Agreement, the term Contractor includes (i) each Contractor (as defined above) and (ii) each person who is a permitted transferee or assignee of the Registrable Securities pursuant to Section 9 of this Agreement.

(c)        Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in the Marketing Agreement.

2.         Registration.

(a)        Mandatory Registration.  The Company shall prepare and file with the SEC, no later than sixty (60) calendar days after the Closing Date, a Registration Statement covering, the sum of four million (4,000,000) shares of Common Shares owned by such Contractor.

3.         Obligations of the Company.  In connection with the registration of the Registrable Securities, the Company shall do each of the following:

(a)        Prepare promptly, and file with the SEC within sixty (60) days after the Closing Date, a Registration Statement with respect to not less than the number of Registrable Securities provided in Section 2(a), above, and thereafter use its best efforts to cause such Registration Statement relating to Registrable Securities to become effective by the earlier of (i) five (5) business days after notice from the Securities and Exchange Commission that the Registration Statement may be declared effective, or (120) one hundred twenty (120) days after the Closing Date, which Registration statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statementof a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(b)        Furnish to each Contractor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents, as such Contractor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Contractor;

(c)        Use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Contractor who holds a majority in interest of the Registrable Securities being offered may reasonably request in writing and in which significant volumes of shares of Common Stock are traded, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectivenessthereof at all times, (iii) takesuch other actions asmay bereasonably necessary tomaintain such registrations and qualification in effect at all times requested by the Contractor, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions: provided, however, that the Company shall not be required in connection therewith or as a condition thereto to: (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d); (B) subject itself to general taxation in any such jurisdiction; (C) file a general consent to service of process in any such jurisdiction; (D) provide any undertakings that cause more than nominal expense or burden to the Company; or (E) make any change in its articles of incorporation or by-laws or any then existing contracts which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

(d)        As promptly as practicable after becoming aware of such event, notify each Contractor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and uses its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Contractor as such Contractor may reasonably request;

(e)        as promptly as practicable after becoming aware of such event, notify each Contractor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

(f)         use its commercially reasonable efforts, if the Company is otherwise qualified, either to (i) cause all the Registrable Securities covered by the Registration Statement to be listed on the national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange; or (ii) secure the quotation of the Registrable Securities on the Nasdaq Small Cap Market or if, despite the Company's commercially reasonable efforts to satisfy the preceding clauses (i) or (ii), the Company is unsuccessful in doing so, to secure NASD authorization and, quotation for such Registrable Securities on the over-the-counter bulletin board and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") with respect to such Registrable Securities;

(g)        provide a transfer agent for the Registrable Securities not later than the effective date of the Registration Statement;

(h)                cooperate with the Contractors who hold Registrab1e Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be,as Contractors may reasonably request and registration in such names as the Contractors may request; and, within five (5) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Contractors whose Registrable Securities are included in such Registration Statement) a form of appropriate instruction and opinion of such counsel, if required by the Company's transfer agent, acceptable for use for each conversion; and

(i)                  take all other reasonable actions necessary to expedite and facilitate distribution to the Contractor of the Registrable Securities pursuant to the Registration Statement.

(j)                 If and to the extent that the number of shares of the Company's common stock shall be increased or reduced by change in par value, split up, reclassification, distribution of a dividend payable in stock, or the like, the number of shares held by the Contractors shall be proportionally adjusted. If the Company is reorganized or consolidated or merged with another corporation, Contractors shall be entitled to receive shares of such reorganized, consolidated or merged corporation in the same proportion.

4.         Obligations of the Contractors.  In connection with the registration of the Registrable Securities, the Contractors shall have the following obligations;

(a)        It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Contractor that such Contractor shall timely furnish to the Company such information regarding itself, the Registrable Securities held by it,and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required by the Company or its counsel to effect the registration of such Registrable Securities and shall timely execute such documents in connection with such registration as the Company may reasonably request.  At least five (5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Contractor of the information the Company requires from each such Contractor (the "Requested Information") if such Contractor elects to have any of such Contractor's Registrable Securities included in the Registration Statement.  If at least two (2) business days prior to the filing date the Company has not received the Requested Information from an Contractor (a "Non-Responsive Contractor"), then the Company may file the Registration Statement without including the Registrable Securities of such Non-Responsive Contractor or, alternatively, may delay filing such Registration Statement if it reasonably believes that such information is forthcoming, and if requested to do so by a majority of the Contractors holding Registrable Securities; provided, however, that in such event, the Company shall not be deemed to be in default of its obligations hereunder, and shall not be required to pay any liquidated damages in respect of such delay;

(b)        Each Contractor by such Contractor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Contractor has notified the Company in writing of such Contractor's election to exclude all of such Contractor's Registrable Securities from the Registration Statement; and

(c)        Each Contractor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), above, such Contractor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Contractor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Contractor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Contractor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(d)        Each Contractor agrees that if the offering ofRegistrable Securities to be included in the Registration Statement is to be effected in the form of an underwritten offering (an "Underwritten Offering"), and if the managing underwriters thereof advise the Company and such Contractors inwriting that in their opinion the amount of Registrable Securities proposed to be sold in such Underwritten Offering exceeds the amount of Registrable Securities which can be sold in such Underwritten Offering, there shall be included in such Underwritten Offering the amount of such Registrable Securities which in the opinion of such managing underwriters can be sold, and such amount shall be allocated pro rata among the holders proposing to sell Registrable Securities in such Underwritten Offering.

(e)        If any of the Registrable Securities are to be sold in an Underwritten Offering, the Contractor agrees that such Contractor may participate in such Underwritten Offering only if such Contractor: (i) agrees to sell its Registrable Securities on the basis provided in any underwriting agreements approved by the Company; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such arrangements.

5.         Expenses of Registration.  All  reasonable expenses, other than underwriting or broker's discounts, commissions and fees and transfer taxes incurred in connection with registrations, filing or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, shall be borne by the Company;

6.         Indemnification.  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)        To the extent permitted by law, the Company will indemnify and hold harmless each Contractor who holds such Registrable Securities, the directors,if any, of such Contractor, the officers, if any, of such Contractor, each person, if any, who controls any Contractor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act, or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations of the Registration Statement or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or any prospectus included therein or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act,any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations").  The Company shall reimburse the Contractors, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (i) apply to a Claim arising out of or based upon aViolation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (ii) with respect to any preliminary prospectus, inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (iii) be available to the extent such Claim is based on failure of the Contractor to deliver or cause to be delivered the prospectus made available by the Company; or (iv) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.  Each Contractor will indemnify the Company, its officers, directors and agents (including Counsel) against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Contractor, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company to this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Contractors pursuant to Section 9.

(b)        Promptly after receipt by all Indemnified Persons, or other indemnified parties under this Section 6, of notice of the commencement of any action (including any governmental action), such Indemnified Person or indemnified party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the other indemnified party, as the case may be, provided, however, that an Indemnified Person or indemnified party shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or indemnified party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or indemnified party and any other party represented by such counsel in such proceeding.  In such event, the Company shallpay for only one separate legal counsel for the Contractors; such legal counsel shall be selected by the Contractors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or indemnified party under this Section 6, except to the extent that the indemnifying Party is prejudiced in its ability to defend such action or as to any incremental increase in the amount of indemnification required hereunder resulting, directly or indirectly, from any such failure.  The indemnification required by this Section 6 shall be made by periodic payments of thc amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

7.         Contribution.  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities, except to the extent such seller was responsible for any misstatement or omission contained in any Registration Statement, prospectus or other document filed with the SEC or any state securities agency, or delivered to any person in connection with the sale of securities.

8.         Reports under Exchange Act.  With a view to making available to the Contractors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Contractor to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees, at all times when the Registration Statement is no longer effective and any of the Contractor still hold Registrable Securities that are not salable under Rule 144(k), to use its reasonable best efforts to:

(a)        make and keep public information available, as those terms are understood and defined in Rule 144;

(b)        file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c)        furnish to each Contractor so long as such Contractor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Contractors to sell such securities pursuant to Rule 144 without registration.

9.         Assignment of the Registration Rights.  The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Contractor to any transferee, but only if: (a) the Contractor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within ten (10) business days after such assignment, (b) the Company is, within ten (10) business days after such transfer or assignment furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (e) unless such transfer or assignment is pursuant to the Registration Statement, the Company receives an opinion of counsel reasonably acceptable to the Company, in form and substance reasonably acceptable to the Company, to the effect that such transfer or assignment is in compliance with applicable federal and state securities laws. In the event of any delay in filing or effectiveness of the Registration Statement as a result of such assignment, the Company shall not be liable to any Contractor for any damages arising from such delay, or for any liquidated damages in respect of any such delay.  Notwithstanding anything to the contrary contained herein, in no event shall the Company be obligated to pay any additional costs or fees in respect of the registration of Registrable Securities, or otherwise under this Agreement, by virtue of any transfer or assignment made in accordance with this Section 9, or otherwise, then it would be required to pay if the Contractor had not transferred or assigned any of its rights hereunder.

10.  Amendment of Registration Rights.  Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Contractors who hold a majority in interest of the Registrable Securities.  Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Contractor and the Company.

11.  Miscellaneous.

 (a)        A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act only upon the basis of instructions, notices or elections received from the registered owner of such Registrable Securities.

(b)               Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission, receipt confirmed, or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage prepaid (i) if to the Company, at:  5 W. 31st., Street, 10th. Floor, New York, NY 10001 with a copy (which shall not constitute notice) to Thomas M. Jones, Esq., 5405 Alton Parkway, Suite 5A-483, Irvine, CA 92413 and (ii) if to the Contractor,at the address set forth under its name in the Marketing Agreement, with a copy to its designated attorney; and (iii) if to any other Contractor, at such address as such Contractor shall have provided in writing to the Company, or at such other address as each such party furnished by notice given in accordance with this Section 11(b), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, four (4) business days after deposit with the United States Postal Service.

(h)   IFailure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof, except to the extent that such failure prejudices the rights of any other party hereto.

(i)     This Agreement shall be governed by and interpreted in accordance with the laws of the State of California.  Each of the parties consent to the exclusive jurisdiction of the federal courts of the State of California located in Los Angeles County in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.  This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.  If any provision of this Agreement shall be valid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not effect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.  This Agreement may be amended only by instrument in writing signed by the party to be charged with enforcement.

(j)     This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.  There are norestrictions, promises, warranties or undertakings, other than those set forth or referred to herein.  This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

(k)   Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.

(l)     All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

(m)The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

(n)   This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.  This Agreement, once executed by a party, may he delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

            IN WITNESS WHEREOF, the parties have caused thisAgreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

THE COMPANY:
MYPERSONALSALON.COM INC.

Vince Hickman, President

THE CONTRACTOR:

CORPHQ INC.

Steven Crane, Chairman